UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 16, 2012

Exact Name of Registrant as Specified in its Charter,
Commission	State of Incorporation, Address of Principal Executive	IRS Employer
File Number	Offices and Telephone Number	Identification No.

1-11607	DTE Energy Company (a Michigan corporation) One Energy Plaza Detroit, Michigan 48226-1279 313-235-4000	38-3217752

1-2198	The Detroit Edison Company (a Michigan corporation) One Energy Plaza Detroit, Michigan 48226-1279 313-235-4000	38-0478650
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2
EX-99.3

Item 2.02. Results of Operations and Financial Condition.
DTE Energy Company (DTE Energy) is furnishing the Securities and Exchange Commission (SEC) with its earnings release issued February 16, 2012, announcing financial results for the year ended December 31, 2011. A copy of the earnings release and the financial information distributed for media and investor relations communications are furnished as Exhibits 99.1 and 99.2 and incorporated herein by reference. In its earnings release and the slide presentation discussed below, DTE Energy issued its 2012 operating earnings per share guidance of $3.65-$3.95 per share.
Item 7.01. Regulation FD Disclosure.
DTE Energy is furnishing the SEC with its slide presentation issued February 16, 2012. A copy of the slide presentation is furnished as Exhibit 99.3 and incorporated herein by reference.
In its earnings release, slide presentation and this filing, DTE Energy discusses 2012 operating earnings guidance. It is likely that certain items that impact the company’s 2012 reported results will be excluded from operating results. Reconciliations to the comparable 2012 reported earnings guidance are not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 and 99.3, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

99.1	Earnings Release of DTE Energy Company dated February 16, 2012.

99.2	Financial Information Distributed for Media and Investor Relations Communications dated February 16, 2012.

99.3	Slide Presentation of DTE Energy Company dated February 16, 2012.
Forward-Looking Statements:
This Form 8-K contains forward-looking statements that are subject to various assumptions, risks and uncertainties. It should be read in conjunction with the “Forward-Looking Statements” section in DTE Energy’s and The Detroit Edison Company’s (Detroit Edison) 2010 Form 10-K and 2011 Forms 10-Q (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison that discuss important factors that could cause DTE Energy’s and Detroit Edison’s actual results to differ materially. DTE Energy and Detroit Edison expressly disclaim any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Date: February 16, 2012

DTE ENERGY COMPANY (Registrant)

/s/ DAVID E. MEADOR
David E. Meador
Executive Vice President & CFO

THE DETROIT EDISON COMPANY (Registrant)

/s/ DAVID E. MEADOR
David E. Meador
Executive Vice President & CFO

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Earnings Release of DTE Energy Company dated February 16, 2012.

99.2	Financial Information Distributed for Media and Investor Relations Communications dated February 16, 2012.

99.3	Slide Presentation of DTE Energy Company dated February 16, 2012.